Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 27, 2016, by and among SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and each of the supporting holders listed on the signature pages hereto (the “Supporting Holders”) on behalf of themselves and the other Holders (as defined below).

WHEREAS, the Company and certain former holders of the Company’s 10.000% Senior Secured Notes due 2019 (the “Old Notes”) entered into a Restructuring Support Agreement dated as of June 13, 2016 (the “RSA”), which contemplated, among other things: (1) the issuance of shares of common stock of the Company (“Common Stock”) to certain of such holders that acted as lenders and backstop providers (together, the “Senior Lenders”) under the Company’s new Term Loan and Security Agreement dated as of June 29, 2016 by and among the Company, as borrower, the guarantors named therein, the lenders from time to time party thereto, and Delaware Trust Company, as collateral agent and administrative agent (such shares, the “Loan Shares”); and (2) the exchange of the Old Notes for the Company’s outstanding 10.000% Senior Secured Second Lien Notes due 2019 (the “New Notes”) and shares of the Common Stock in connection with the exchange offer (the “Exchange Offer”) pursuant to the Company’s Exchange Offer Memorandum and Consent Solicitation Statement dated June 24, 2016 (such shares, the “Exchange Shares” and, together with the Loan Shares, the “Shares”);

WHEREAS, the Company is issuing the Loan Shares to the Senior Lenders in connection with the RSA on July 27, 2016 (the “Closing Date”);

WHEREAS, the Company is issuing the New Notes and Exchange Shares in exchange for the Old Notes pursuant to the Exchange Offer on the Closing Date; and

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the RSA and Exchange Offer, the Company has agreed to provide resale registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement to any recipient of Shares (each a “Holder” and collectively, the “Holders”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the recitals.

“Blackout Period” has the meaning set forth in Section 3(p).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are authorized or required to be closed.

“Closing Date” has the meaning set forth in the recitals

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Company Securities” means any equity interest of any class or series in the Company.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer” has the meaning set forth in the recitals.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any United States federal, state, local (including county or municipal) or foreign governmental, regulatory or administrative authority, agency, division, instrumentality, commission, court, judicial or arbitral body or any securities exchange or similar self-regulatory organization.

“Holder” has the meaning set forth in the recitals. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Holder Indemnified Persons” has the meaning set forth in Section 6(a).

“Initiating Shelf Take-Down Holders” has the meaning set forth in Section 2(b)(i).

“Losses” has the meaning set forth in Section 6(a).

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2(b)(ii).

“Marketed Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2(b)(ii).

“New Notes” has the meaning set forth in the recitals.

“Old Notes” has the meaning set forth in the recitals.

“Parties” has the meaning set forth in the recitals.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means, collectively, (i) the Shares received by the Holders, and (ii) any additional shares of Common Stock paid, issued or distributed in respect of any such Shares by way of a stock dividend or distribution, or in connection with a split or combination of the Common Stock, and any security into which such Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that Registrable Securities shall not include: (i) any shares of Common Stock that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any shares of Common Stock that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (iii) any shares of Common Stock that may be sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) without volume or manner-of-sale restrictions thereunder; and (iv) any shares of Common Stock that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration” means a registration with the Commission of securities of the Company under a Registration Statement. The term “Register” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company in the form required to register the resale of the Registrable Securities under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Representative” has the meaning set forth in Section 3(g)(i).

“RSA” has the meaning set forth in the recitals.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 430B” means Rule 430B promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Rule 430C”means Rule 430C promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Senior Lenders” has the meaning set forth in the recitals.

“Shares” has the meaning set forth in the recitals.

“Shelf Take-Down” has the meaning set forth in Section 2(b)(i).

“Shelf Registration” has the meaning set forth in Section 2(a)(i).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate and permissible form under the Securities Act, including, without limitation, Form S-1) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities.

“Supporting Holders” has the meaning set forth in the recitals.

“Suspension Period” has the meaning set forth in Section 3(q).

“Trading Market” means the principal national securities exchange on which the Common Stock is then listed, if any.

“Underwritten Offering” means an underwritten offering of Common Stock for cash (whether in connection with a Shelf Take-Down or in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders or both).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2(b)(i).

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Shelf Registration Statement.

(i) The Company shall use commercially reasonable efforts to prepare and file with the Commission a Shelf Registration Statement within 15 days of the Closing Date (except if the Company is not then eligible to use Form S-3, in which case, within 60 days thereof) registering the offering and sale on a delayed or continuous basis pursuant to Rule 415 of all of the Registrable Securities. The Shelf Registration Statement described in this Section 2(a)(i) shall relate to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in such Shelf Registration Statement and Rule 415 under the Securities Act (such Registration Statement, together with any Registration Statement to replace such Registration Statement upon expiration thereof, if any, is referred to hereinafter as the “Shelf Registration”). Notwithstanding anything herein to the contrary, the Company shall have no obligation to register a Holder’s Registrable Securities if the Company has, at least 10 Business Days in advance of effectiveness, requested from the

Holder of such Registrable Securities information regarding such Holder that is required under the Securities Act to be included in the Shelf Registration and has not been provided with such information within 5 Business Days. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act as promptly as practicable after the filing thereof, with a target effectiveness date with respect to a Shelf Registration on Form S-3 of October 15, 2016. The Company shall use its commercially reasonable efforts to address any comments from the Commission regarding the Shelf Registration and to advocate with the Commission for the Registration of all Registrable Securities in accordance with applicable Commission rules and regulations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities on the Shelf Registration due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the Holders or otherwise, the Shelf Registration shall Register the resale of a number of Registrable Securities which is equal to the maximum number of shares as is permitted by the Commission, and, subject to the provisions of this Section 2, the Company shall to use its commercially reasonable efforts to promptly Register all remaining Registrable Securities as set forth in this Section 2(a)(i), whether by way of amending the Shelf Registration or filing a new Registration Statement (it being understood that the Company is under no obligation to take any action with respect to any Registrable Securities that the Commission has informed the Company may not be registered). In such event, the number of Registrable Securities to be Registered for each Holder in the Shelf Registration shall be reduced pro rata among all then-applicable Holders. The Company shall bear all Registration Expenses in connection with the Shelf Registration pursuant to this Section 2(a)(i), whether or not such Shelf Registration becomes effective.

(ii) Except as provided herein, the Company shall use its commercially reasonable efforts to keep the Shelf Registration filed pursuant to Section 2(a)(i) continuously effective under the Securities Act until the earliest of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration, (ii) the date on which this Agreement terminates under Section 8(k) with respect to all Holders and (iii) such shorter period as the Holders holdings at least 50% of the Registrable Securities with respect to the Shelf Registration shall agree in writing (such period of effectiveness, the “Effectiveness Period”). Subject to Section 3(p), the Company shall use its commercially reasonable efforts to keep the Shelf Registration effective during the Effectiveness Period for purposes of this Section 2(a)(ii) and shall not voluntarily and intentionally take any action or omit to take any action that would result in Holders not being able to offer and sell any Registrable Securities pursuant to the Shelf Registration during the Effectiveness Period in accordance with the terms of this Agreement, unless such action or omission is (x) in connection with a Blackout Period permitted pursuant to Section 3(p) or (y) required by applicable law, rule or regulation.

(iii) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration (as of the effective date of such Shelf Registration), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable

Commission form requirements and Commission rules and regulations and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or free writing prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable Commission rules and regulations and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any information pertaining to any Holder furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

(b) Shelf Take-Downs.

(i) An offering or sale of Registrable Securities pursuant to the Shelf Registration (each, a “Shelf Take-Down”) may be initiated by Holders of at least an aggregate of 50% of the Registrable Securities (each, an “Initiating Shelf Take-Down Holders”) by written notice (an “Underwritten Shelf Take-Down Notice”), which Shelf Take-Down shall be in the form of an Underwritten Offering, and the Company shall use its commercially reasonable efforts to amend or supplement the applicable Shelf Registration, if necessary, for such purpose as soon as practicable; provided, however, that in no event shall (a) any Holder be entitled to join in more than two Underwritten Shelf Take-Down Notices or (b) the Company be required to effect more than one Shelf Take-Down during any consecutive 90 day period. Subject to Section 2(b)(ii) below, such Initiating Shelf Take-Down Holders shall have the right to select the managing underwriter or underwriters to administer such offering, as specified in Section 2(b)(ii) below, which managing underwriter or underwriters shall be reasonably acceptable to the Company.

(ii) If the Underwritten Shelf Take-Down Notice provides that the offering will include a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period expected to exceed 48 hours (a “Marketed Underwritten Shelf Take-Down”), promptly upon delivery of such Underwritten Shelf Take-Down Notice (but in no event more than 3 Business Days thereafter), the Company shall promptly deliver a written notice (a “Marketed Underwritten Shelf Take-Down Notice”) of such Marketed Underwritten Shelf Take-Down to all Holders (other than the Initiating Shelf Take-Down Holders), and the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Holders that are Registered on the Shelf Registration for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein within 5 Business Days after the date that such Marketed Underwritten Shelf Take-Down Notice has been delivered; provided, that if the managing underwriter or underwriters of any proposed Marketed Underwritten Shelf Take-Down informs the Holders that have requested to participate in such Marketed Underwritten Shelf Take-Down in writing that, in its or their good-faith opinion, the number of Registrable Securities which such Holders intend to include in such offering exceeds the number of Registrable Securities which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the Registrable Securities to be included in such Marketed Underwritten Shelf Take-Down shall be the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect in such Marketed Underwritten Shelf Take-Down, which number shall be allocated (i) first, to the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by the Initiating Shelf Take-Down Holders and (ii) second, to the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by any Holder who is not one of the Initiating Shelf Take-Down Holders on a pro rata basis. The Holders of a majority of the Registrable Securities to be included in any Marketed Underwritten Shelf Take-Down shall have the right to select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company. No holder of securities of the Company shall be permitted to include such holder’s securities in any Marketed Underwritten Shelf Take-Down except for Holders who wish to include Registrable Securities pursuant to this Section (2)(b)(ii). Notwithstanding anything herein to the contrary, if an Underwritten Shelf Take-Down Notice does not expressly specify that the plan of distribution for a Shelf Take-Down shall include a customary road show or other substantial marketing efforts over a period expected to exceed 48 hours, the Company shall have no obligation to deliver a Marketed Underwritten Shelf Take-Down Notice to Holders.

(c) Piggyback Registration.

(i) If the Company shall at any time propose to conduct an Underwritten Offering of Common Stock for its own account or for the account of any other Persons (excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8, an offering on any registration statement form that does not permit secondary sales and any offering governed by Section 2(b) hereof), the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least 10 Business Days before) the commencement of the offering, which notice will set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), if known, the anticipated filing date of the Registration Statement (if applicable) and the number of shares of Common Stock that are proposed to be registered (the “Piggyback Notice”); provided, however, notwithstanding any other provision of this Agreement, if the managing underwriter or managing underwriters of an Underwritten Offering (other than a Shelf Take-Down) advise the Company that in their reasonable opinion the inclusion of any of a Holder’s Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration or offering, if applicable) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such Underwritten

Offering, the Company shall have no obligation to provide a Piggyback Notice to such Holder and such Holder shall have no right to include any Registrable Securities in such Underwritten Offering (and any related registration or offering, if applicable). The Piggyback Notice shall offer the Holders the opportunity to include for registration in such Underwritten Offering (and any related registration or offering, if applicable) the number of Registrable Securities as they may request (a “Piggyback Registration”); provided, however, that only Registrable Securities of Holders which are subject to an effective Shelf Registration may be included in such Piggyback Registration. The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein within five Business Days after sending the Piggyback Notice. If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders who have requested their Registrable Securities be included in such offering following a Piggyback Notice that in its or their opinion the inclusion of all of such Holders’ Registrable Securities requested for inclusion in the subject Underwritten Offering (and any other Common Stock proposed to be included in such offering) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such offering by the Company, the Company shall include in such Underwritten Offering only that number of shares of Common Stock proposed to be included in such Underwritten Offering that, in the opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) first, to the Company and (B) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, on a pro-rata basis among all Holders desiring to register Registrable Securities based on the number of Registrable Securities held by such Holder and, if applicable, to any other holders on whose behalf the Company filed such Registration Statement. If any Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

(iv) Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(v) No Registration of Registrable Securities effected pursuant to a request under this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) or shall relieve the Company of its obligations under Section 2(a) or Section 2(b).

3. Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) Preparation of the Registration Statement. The Company will prepare the required Registration Statement, and, before filing a Registration Statement, Prospectus or any free writing prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and the Holders participating in the Registration or a Shelf Take-Down, as applicable, copies of all documents prepared to be filed, and provide such underwriters and such Holders and their respective counsel with a reasonable opportunity to review and comment on such documents prior to their filing and (y) not file any Registration Statement or Prospectus to which any underwriters participating in the Registration or the Shelf Take-Down, as applicable, shall reasonably object, provided that any such objection is delivered to the Company reasonably in advance of any such filing.

(b) Holder Comments. In connection with any Registration Statement, the Company will use commercially reasonable efforts to address in each such document when so filed with the Commission such comments relating to such Holder or its intended manner of distribution as such Holders shall reasonably propose at least 3 Business Days prior to the filing thereof.

(c) Maintain Effectiveness. The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and

(iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information (within the meaning of U.S. federal securities laws) concerning the Company, unless requested by such Holders.

(d) Notice. The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders, but not any comments that would result in the disclosure to such Holders of material and non-public information (within the meaning of U.S. federal securities laws) concerning the Company, unless requested by such Holders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state Governmental Authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any amendments or supplements to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files an amendment to the applicable Registration Statement, a prospectus supplement to supplement or update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(e) Avoidance of Stop Orders and Suspension of Qualification. The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(f) Compliance with Laws; FINRA; Blue Sky. The Company will:

(i) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by thereby;

(ii) other than as provided in clause (iv), use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authority as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(iii) cooperate with each Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(iv) use its commercially reasonable efforts to cooperate with the Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(v) use its commercially reasonable efforts to comply with all applicable securities laws.

(g) Underwriters; Due Diligence. In the case of an Underwritten Offering, the Company will:

(i) (a) make such customary representations and warranties to the applicable Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings, (b) enter into such customary agreements (including underwriting agreements) and take all such other actions as any Holder or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities, (c) obtain for delivery to the representative counsel or another representative designated to act on behalf of the Holders (the “Representative”) and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Representative or underwriters, as the case may be, and (d) obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Representative, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the date of the closing of the Underwritten Offering, as specified in the underwriting agreement.

(ii) subject to the execution of any confidentiality agreements as reasonably requested by the Company, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Representative, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holder(s) or any such underwriter, all customarily provided, pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves reasonably available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility.

(h) Transfer Agent; Exchange Listing. The Company will:

(i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(ii) use its commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Company Securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company Securities are then quoted.

(i) Delivery of Registration Statement.

During the period in which any Registration Statement is effective, the Company will furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(j) Delivery of Prospectus.

The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the period in which any Registration Statement is effective; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system. Subject to the terms of this Agreement, including Sections 3(m), 3(p) and 3(q), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(k) Certificates.

The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a sale under a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may reasonably request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel reasonably satisfactory to such transfer agent to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(l) Required Supplements and Amendments.

Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the applicable

Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) Duties of Holders in Underwritten Offerings.

With respect to Underwritten Offerings, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in the process and required delivery of information for such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters. In the event such Holders seek to complete an Underwritten Offering, for a commercially reasonable period prior to the filing of any Registration Statement and throughout the effective period of such registration statement, the Company will make available upon commercially reasonable notice at the Company’s principal place of business or such other commercially reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected in accordance with this Section 3(m) such financial and other information and books and records of the Company, and cause the appropriate officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(n) Holder Provision of Information.

Each Holder agrees to timely furnish to the Company any information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any prospectus or prospectus supplement relating to any offering or sale of Registrable Securities contemplated by this Agreement, and to update or correct any previously delivered information as needed, and if any Holder does not do so after reasonably prompt written request by the Company, then the Company will not be required to register any shares of Common Stock of the Holder in a Registration Statement, or permit the continued use of a Prospectus.

(o) Availability of Officers and Employees.

In connection with any Shelf Take-Down, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be reasonably available, on a customary basis and upon commercially reasonable notice, to meet with prospective investors in presentations, meetings and road shows and otherwise to facilitate, cooperate with, and participate in each such proposed Underwritten Offering to the extent reasonably requested by the managing underwriter or underwriters.

(p) Suspension and Postponement.

Notwithstanding any other provision of this Agreement, upon delivery to the Holders of a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company, the Company shall not be required to file a Registration Statement (or any amendment thereto), or if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement (including pursuant to a Shelf Takedown), for a period of up to 30 days, (i) if the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company, (ii) if the Board determines such registration would render the Company unable to comply with applicable securities laws, (iii) if the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, (iv) upon issuance by the Commission of a stop order suspending the effectiveness of any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (v) if the Company elects at such time to offer Common Stock or other equity securities of the Company to (A) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (B) meet rating agency and other capital funding requirements or (vi) if any other material development would materially and adversely interfere with any such registration (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 90 days in any 12-month period. The Company shall promptly notify the Holders upon the termination of any Blackout Period, amend or supplement the applicable Registration Statement, Prospectus and any free writing prospectus, if necessary, so it does not contain a material misstatement of fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the Prospectus and any free writing prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Company for the Registration or by Commission rules and regulations, or as may reasonably be requested by any Holder

(q) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) or (i) through (vi) of Section 3(p), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(l) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to their transfer agent to enforce the provisions of this Section 3(q).

(r) Exchange Act Filings

For the avoidance of doubt and notwithstanding any other provision of this Agreement, the Company shall not be required to furnish to Holders copies of any Exchange Act filings prior to the filing thereof with the Commission not related to information included in the Registration Statement relating to the Holders or the intended manner of distribution of Registrable Securities.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders of Registrable Securities by this Agreement. For the avoidance of doubt, nothing contained in Section 5.05 of the Warrant Agreement dated July 27, 2016 between the Company and Continental Stock Transfer & Trust Company shall be deemed inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement.

5. Registration Expenses. Except as specifically provided otherwise elsewhere in this Agreement, all expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Shelf Registration, Shelf Take-Down or Piggyback Registration (in each case, excluding any Selling Expenses) (“Registration Expenses”) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. Registration Expenses shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market, the Commission or FINRA and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing, word processing, messenger, telephone and facsimile expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers, directors, agents, advisors and employees thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including commercially reasonable costs of preparation and commercially reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative (collectively, “Claims”), which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference into any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that (i) any such Claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof, (ii) the Holder Indemnified Person continued to use a Registration Statement or Prospectus after the Company notified such Holder Indemnified Person to cease such use pursuant to Section 3(q) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or Prospectus pursuant to Section 3(l) but the Holder Indemnified Person continued to use the then outdated or uncorrected Registration Statement or Prospectus. The Company shall notify the Holders promptly of the institution, threat or assertion of any Claim of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors, agents, advisors and employees thereof to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such Claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

(b) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holders holding at least a majority of the then outstanding Registrable Securities. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 8(c) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	SAExploration Holdings, Inc. Attention: Brent Whiteley, Chief Financial Officer and General Counsel 1160 Dairy Ashford, Suite 160 Houston, Texas 77079 Electronic mail: bwhiteley@saexploration.com

With copy to: Jones Day Attention: Alex Gendzier 250 Vesey Street New York, NY 10281 Electronic mail: agendzier@jonesday.com

If to any Person who is then the registered Holder:	To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder.

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, provided that (i) except as provided in this Section 8(d), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders, (ii) the registration rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be transferred or assigned without such consent (but only with all related obligations) with respect to such Registrable Securities by such Holder to one or more transferees or assignees of such Registrable Securities; provided (A) the Company is, within a commercially reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (B) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement and (iii) the Company shall have no obligation to file a Registration Statement or a post-effective amendment to any Registration Statement to add a transferee or an assignee as a selling security holder thereunder unless such person holds not less than 5% of the then outstanding Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(e) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(g) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties hereby waives any right to request a trial by jury in any litigation with respect to this Agreement and represents that counsel has been consulted specifically as to this waiver.

(h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(k) Termination. The rights and obligations of the Company and of any Holder under this Agreement, other than those obligations contained in Section 6, shall terminate with respect to the Company and such Holder on the first date upon which the such Holder no longer beneficially owns any Registrable Securities.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Company and the Supporting Holders on behalf of themselves and the other Holders have executed this Agreement as of the date first written above.

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer and General Counsel

SUPPORTING HOLDERS:

By:
Name:
Title:

Address for notice:

Signature Page to Registration Rights Agreement

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Partner, General Counsel,
Chief Operating Officer

[Signature Page to Registration Rights Agreement]

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	BlueMountain Capital Management,
LLC, its investment manager

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	BlueMountain Capital Management,
LLC, its investment manager

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By:	BlueMountain Capital Management,
LLC, its investment manager

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

[Signature Page to Registration Rights Agreement]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By:	BlueMountain Capital Management,
LLC, its investment manager

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING
L.P.

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

[Signature Page to Registration Rights Agreement]

MORGAN STANLEY INSTITUTIONAL FUND TRUST HIGH YIELD PORTFOLIO

By:	Morgan Stanley Investment
Management Inc., as its Investment Advisor

By:	/s/ Kim Cross
Name:	Kim Cross
Title:	Managing Director

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

By:	Morgan Stanley Investment
Management Inc., as its Investment Advisor

By:	/s/ Kim Cross
Name:	Kim Cross
Title:	Managing Director

SUNSUPER SUPERANNUATION FUND

By:	Morgan Stanley Investment
Management Inc., as its Investment Advisor

By:	/s/ Kim Cross
Name:	Kim Cross
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

AMZAK CAPITAL MANAGEMENT, LLC

By:	/s/ Michael Kazma
Name:	Michael Kazma
Title:	President

[Signature Page to Registration Rights Agreement]

ARISTIDES FUND LP

By:	/s/ Daniel C. Nall
Name:	Daniel C. Nall
Title:	Chief Compliance Officer of GP

ARlSTIDES FUND QP, LP

By:	/s/ Daniel C. Nall
Name:	Daniel C. Nall
Title:	Chief Compliance Officer of GP

[Signature Page to Registration Rights Agreement]

/s/ John Pecora
MR. JOHN PECORA

[Signature Page to Registration Rights Agreement]

TEGEAN MASTER FUND, LTD

By:	/s/ Joseph N. Levy
Name:	Joseph N. Levy
Title:	Chief Compliance Officer – Controller

[Signature Page to Registration Rights Agreement]